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                                                                    Exhibit 99.1

May 30, 2006

Robert J. Weiskopf
44 Virginia Ridge Road
Sudbury, MA 01776

         Re:      Separation From Employment With Aware, Inc.
                  -------------------------------------------

Dear Rob:

        This letter (the "Agreement") sets forth the terms of our agreement with respect to the separation of your employment with Aware, Inc. ("Aware" or the "Company").

        Your final date of active employment with Aware shall be June 2, 2006 ("Termination Date"). As of the Termination Date, except as specifically provided in this Agreement, all compensation and all other benefits and perquisites of employment, shall cease. On June 3, 2006, you and your eligible dependents will be eligible to continue healthcare coverage through the provisions set forth in the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended by the Omnibus Budget Reconciliation Act of 1989 ("COBRA"). A letter detailing your COBRA benefits will be mailed to you. You will, however, be permitted to exercise any stock options that have vested prior to your Termination Date, pursuant to the terms and conditions set forth in your stock option agreements.


        In consideration of the agreements set forth in this letter, Aware agrees to pay you a lump sum of $75,000.00, less applicable tax withholdings, as a severance payment following the waiting period set forth herein.

        In return for the payment described above, you, on behalf of yourself, your heirs, agents, representatives, attorneys, assigns, executors, beneficiaries and administrators, completely release Aware and each and all of its parents, divisions, subsidiaries, affiliates, predecessors and assigns, as well as the past, present and future officers, directors, shareholders, attorneys, agents and employees of each from any and all claims of any kind, known and unknown, which you may now have or have ever had against Aware, including all claims for compensation or bonuses, and all claims arising from your employment with Aware or the separation of your employment, including but not limited to all claims that may arise under any federal or state labor, employment or discrimination laws, statutes, public policies, orders or regulations, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Equal Pay Act of 1963, the Employee Retirement Income Security Act of 197, the Occupational Safety and Health Act of 1970, the Rehabilitation Act of 1973, the National Labor Relations Act of 1935, the Age Discrimination in Employment Act of 1967, as amended by the Older Workers Benefit Protection Act of 1990, the Fair Labor Standards Act of 1938, the American With Disabilities Act of 1990, the Family Medical Leave Act of 1993, Chapters 149 through 154 of Massachusetts General Laws, the Massachusetts Civil Rights Act, the Massachusetts Equal Rights Law, or at common law. It is expressly agreed and understood that the release contained herein is a GENERAL RELEASE.

        You also agree, on behalf of yourself, your heirs, agents, representatives, attorneys, assigns, executors, beneficiaries and administrators, not to file or cause to be filed against Aware any action in any court or administrative agency concerning any matter related to your employment with and/or separation from employment with Aware. You also agree not to initiate or cause to be initiated against Aware any compliance review, administrative claim, investigation or proceeding of any kind, or to voluntarily participate in same, individually or as a representative, witness, or member of a class, under any contract, law, or regulation, federal state or local, the subject matter of which relates to your employment with and/or separation from employment with Aware, except to the extent that waiver of the right to file or

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participate in such administrative proceedings is not permitted by law. You agree to waive your right to monetary or other recovery should any claim be pursued with any federal, state or local administrative agency by you or on your behalf arising out of or related to your employment with and/or separation from employment with Aware.

        This Agreement shall not be construed as an admission of any sort by Aware, nor shall it be used as evidence in a proceeding of any kind except one in which a party alleges a breach of the terms of this Agreement or one in which a party elects to use this Agreement as a defense to any claim. Should any part, term, or provision of this Agreement be determined by any tribunal, court, or arbitrator to be illegal, invalid, or unenforceable, the validity of the remaining parts, terms, or provisions shall not be affected thereby, and the illegal, invalid, or unenforceable part, term, or provision shall be deemed not to be a part of this Agreement.

        The parties agree that a failure by any party at any time to require performance of any provision of this Agreement shall not waive, affect, diminish, obviate or void in any way that party's full right or ability to require performance of the same, or any other provisions of this Agreement, at any time thereafter.

        Other than as stated herein, the undersigned parties warrant that no promise or inducement has been offered for this Agreement and that they are competent to execute this Agreement and accept full responsibility for it.

        You further agree that you will immediately return all property of Aware, including but not limited to all computer equipment, software and books to the Company. You also acknowledge and agree to comply with your continuing obligations as set forth in the Employee Non-Disclosure, Non-Competition and Intellectual Property Agreement you signed.

        You understand and agree that this Agreement shall be maintained in strict confidence and that you shall not disclose this Agreement or any of its terms to any other person, except for your legal counsel or accountant, unless required by law. Neither party shall not make or publish disparaging statements concerning the other party, its respective services, or its current or former officers, directors, attorneys, agents or employees. You and Aware also agree that this letter, along with your various 1996 & 2001 Stock Option Agreements, Aware, Inc.'s 1996 Stock Option Plan , 2001 Stock Option Plan, the Indemnification Agreement and the Employee Non-Disclosure, Non-Competition and Intellectual Property Agreement you signed, as well as all agreements incorporated by reference in any of the aforementioned agreements, contain all of our agreements and understandings, and fully supersede any prior agreements or understandings that we may have had regarding the subject matter of this Agreement.

        You acknowledge that you have been advised to seek the advice and counsel of an attorney prior to executing this Agreement (although you may chose not to engage counsel). You further acknowledge that you have the opportunity to consider this Agreement for twenty-one (21) days (although you may waive said requirement by signing this Agreement), and that this Agreement is revocable for seven (7) days following its execution and shall not become effective or enforceable until the eighth day following execution of the same.

        Finally, by your signature below, you acknowledge each of the following:
(a) that you have read this Agreement and have been afforded every opportunity to do so; (b) that you are fully aware of the Agreement's contents and legal effect and that you have had a reasonable period in which to consider the agreement and the opportunity to consult with legal counsel if you wish to do so; and (c) that you have chosen to enter into this Agreement freely, without coercion, and based upon your own judgment and not in reliance upon any promises made by Aware other than those contained in this letter.

                                     - 2 -
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         If this letter comports with your understanding of our Agreement, please sign on the line provided below and return the original to my attention.


                                                     Sincerely,


                                                     By: /s/ Kevin T. Russell
                                                        ---------------------
                                                     For:  Aware, Inc.




/s/ Robert J. Weiskopf                   Dated: May 30, 2006 ("Effective Date")
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Robert J. Weiskopf